SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials

J. W. MAYS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
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[ ]	Fee paid previously with preliminary materials:
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J.W. MAYS, INC.
___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 20, 2012
___________________

October 9, 2012

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of J.W. Mays, Inc. (the “Company”) on Tuesday, November 20, 2012 at 10:00 A.M., New York time, at the offices of the Company, 9 Bond Street, Brooklyn, New York. The purpose of the meeting will be to:

1.	Fix the number of directors to be elected at five;

2.	Elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board has nominated Robert L. Ecker, Mark S. Greenblatt, Dean L. Ryder, Jack Schwartz and Lloyd J. Shulman; all are current directors.

3.	Ratify the appointment of D’Arcangelo & Co., LLP, the independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending July 31, 2013. D’Arcangelo & Co., LLP served in this same capacity for the fiscal year ended July 31, 2012; and

4.	Transact such other business as may properly come before the meeting and any adjournment thereof. Please note that we are not aware of any such business.

     The Board of Directors has fixed the close of business September 28, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the 2012 Annual Meeting of Shareholders or any adjournment thereof.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER YOU MAY HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE SELF-ADDRESSED ENVELOPE ENCLOSED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU ARE PRESENT.

By order of the Board of Directors,

SALVATORE CAPPUZZO Secretary

J.W. MAYS, INC.
9 Bond Street
Brooklyn, New York 11201
__________________

PROXY STATEMENT
__________________

THE PROXY AND THE SOLICITATION

     This Proxy Statement and accompanying form of proxy are first being sent to shareholders commencing on or about October 9, 2012. The enclosed form of proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held November 20, 2012 (including any adjournment). You may revoke your proxy and claim your right to vote up to and including the meeting by written notice given to the Secretary of the Company. Proxies in the accompanying form which are properly executed by shareholders, duly returned to the Company or its agent, and not revoked, will be voted in the manner specified thereon.

OUTSTANDING VOTING STOCK

     Each of the 2,015,780 outstanding shares of common stock, par value $1 per share (the only class of voting security), of the Company (net of 162,517 shares held as treasury stock, which shares cannot be voted) held of record on September 28, 2012, is entitled to one vote on each of the matters to be acted upon at the meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Reference is made to the information under the caption “Information Concerning Nominees for Election as Directors” for a statement of the direct beneficial ownership of the Company’s shares of common stock by its director nominees. The address for each of such nominees and persons hereinafter mentioned is c/o J.W. Mays, Inc., 9 Bond Street, Brooklyn, New York 11201. The information below is given as of September 7, 2012.

     To the best of the Company’s knowledge, the following persons were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the outstanding common stock of the Company, as of September 7, 2012.

	Amount and Nature of
	Beneficial
	Ownership in J.W. Mays, Inc.
Name of Beneficial Owner	as of September 7, 2012	Percent of Class
Weinstein Enterprises, Inc.	(1)	(1)
961 Route 52
Carmel, New York 10512
Subsidiaries of Weinstein Enterprises, Inc.:
Gailoyd Enterprises Corp.	670,120 (1)	33.24%
961 Route 52
Carmel, New York 10512
Celwyn Company, Inc.	240,211 (1)	11.92%
961 Route 52
Carmel, New York 10512
	910,331	45.16%

(Footnotes on pages 2 and 3)

	Through
	Weinstein			Percent
Name of Beneficial Owner	Enterprises	Direct	Total	of Class
Sylvia W. Shulman(2) (3) (4)	403,536.26	42,201.00	445,737.26	22.11%
Lloyd J. Shulman(2) (3) (4)	203,689.46	46,098.00	249,787.46	12.39%
Shulman Trustees FBO Lloyd J. Shulman(3) (4)	62,096.18	—	62,096.18	3.08%
Gail S. Koster(4)	128,270.16	—	128,270.16	6.37%
Shulman Trustees FBO Gail S. Koster(4)	52,896.74	—	52,896.74	2.62%
Koster Family Partnership L.P. Gail Koster(4)	—	9,285.00	9,285.00	.46%
J. Weinstein Foundation, Inc.(5)	—	140,568.00	140,568.00	6.97%
Sub-total	850,488.80	238,152.00	1,088,640.80	54.00%
Lloyd J. Shulman and Gail S. Koster as Co-Trustees
FBO Linda B. Felmus Jessogne(6)	36,843.62	—	36,843.62	1.83%
Shulman Trustees FBO Linda B. Felmus Jessogne(6)	22,998.58	—	22,998.58	1.14%
Total	910,331.00	238,152.00	1,148,483.00	56.97%
____________________

(1)	Weinstein Enterprises, Inc., a Delaware corporation (“Enterprises”), is the beneficial owner of 910,331 shares (45.16%) of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp., a Delaware corporation (“Gailoyd”), which directly owns 670,120 shares (33.24%) of the outstanding common stock of the Company and (ii) Celwyn Company, Inc., a Delaware corporation (“Celwyn”), which directly owns 240,211 shares (11.92%) of the outstanding common stock of the Company.

(2)	Sylvia W. Shulman directly owns 42,201 shares of the outstanding common stock of the Company. She also beneficially owns 403,536.26 shares of the outstanding common stock of the Company through her beneficial ownership of 1,759 shares (44.33%) of Enterprises, which includes 1,606 shares (40.47%) held by Sylvia W. Shulman and Lloyd J. Shulman as trustees of the trust for Sylvia W. Shulman and 153 shares (3.86%) held directly, for a total of 445,737.26 shares (22.11%). (Sylvia W. Shulman is the daughter of the late Joe Weinstein, founder of the Company.)

(3)	Lloyd J. Shulman directly owns 46,098 shares of the outstanding common stock of the Company. He also beneficially owns 203,689.46 shares of the outstanding common stock of the Company through his beneficial ownership of 887.875 shares (22.38%) of Enterprises, and Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees of the trust for Lloyd J. Shulman pursuant to the will of the late Celia Weinstein own 62,096.18 shares (3.08%) of the outstanding common stock of the Company through the beneficial ownership of 270.675 (6.82%) of Enterprises for a total of 311,883.64 shares (15.47%).

(4)	The Shulman family beneficially owns 948,072.80 shares (47.03%) of the outstanding common stock of the Company both directly and through Enterprises.

(Footnotes 5 and 6 continued on page 3)

     This total includes:

			Number of	Percent
			Shares	of Class
a)	Sylvia W. Shulman owns:
	1.	Directly	42,201.00	2.09%
	2.	Through her beneficial ownership of 1,759 shares (44.33%) of Enterprises	403,536.26	20.02%

b)	Lloyd J. Shulman owns:
	1.	Directly	46,098.00	2.28%
	2.	Through his beneficial ownership of 887.875 shares (22.38%) of Enterprises	203,689.46	10.11%

c)	Shulman Trustees FBO Lloyd J. Shulman pursuant to the will of the late Celia
	Weinstein (Sylvia Shulman and Lloyd Shulman as Co-Trustees) through the
	beneficial ownership of 270.675 shares (6.82%) of Enterprises		62,096.18	3.08%

d)	1.	Koster Family Partnership L.P. Gail S. Koster—direct	9,285.00	.46%
	2.	Gail S. Koster (daughter of Sylvia W. Shulman and the late Max L. Shulman,
		former chairman of the board) through the beneficial ownership of
		559.125 shares (14.09%) of Enterprises	128,270.16	6.37%

e)	Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO Gail S. Koster
	pursuant to the will of the late Celia Weinstein (Sylvia Shulman and Lloyd Shulman
	as Co-Trustees) through the beneficial ownership of 230.575 shares (5.81%)
	of Enterprises		52,896.74	2.62%
	Total		948,072.80	47.03%
____________________

(5)	J. Weinstein Foundation, Inc. directly owns 140,568 shares (6.97%) of the outstanding common stock of the Company. Sylvia W. Shulman and Lloyd J. Shulman, as officers and directors of J. Weinstein Foundation, Inc., share voting power as to these shares and consequently may be deemed to be the beneficial owners thereof, although the table set forth above does not include such shares as beneficially owned by such persons.

(6)	Linda B. Felmus Jessogne beneficially owns 59,842.20 shares (2.97%) of the outstanding common stock of the Company through two separate income trusts. This total includes:

	(a)	Lloyd J. Shulman and Gail S. Koster as Co-Trustees of the trust for Linda B. Felmus Jessogne under the will of the late Florence W. Felmus own 36,843.62 shares (1.83%) of the outstanding common stock of the Company through the beneficial ownership of 160.60 shares (4.05%) of Enterprises.

	(b)	Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees of the trust for Linda B. Felmus Jessogne under the will of the late Celia Weinstein own 22,998.58 shares (1.14%) of the outstanding common stock of the Company through the beneficial ownership of 100.25 shares (2.53%) of Enterprises.

     To the best of the Company’s knowledge, the directors and executive officers of the Company considered as a group beneficially owned the following amount of outstanding common stock of the Company as of September 7, 2012:

	Amount and Nature of
	Beneficial Ownership in
	J.W. Mays, Inc.	Percent of Class
All directors and executive officers of the Company
considered as a group (5 persons)	453,876.64*	22.51%
____________________

*	This total includes 311,883.64 shares (15.47%) derived from Lloyd J. Shulman beneficial holdings, excluding those of Sylvia W. Shulman directly and through her beneficial ownership in Enterprises and Gail S. Koster; Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO Gail S. Koster; and the Koster Family Partnership L.P. Gail Koster; and also includes 140,568 shares (6.97%) of the outstanding common stock of the Company owned directly by J. Weinstein Foundation, Inc. together with 1,425 shares (.07%) owned by other officers and directors. Moreover, the director of the Company who is also a director of Enterprises may, because of his power to vote his shares in Enterprises, be considered to be the beneficial owner of the 910,331 shares (45.16%) of the outstanding common stock of the Company held by Enterprises.

OTHER PRINCIPAL NON-AFFILIATED HOLDERS OF COMMON STOCK

     To the best of the Company’s knowledge, the following “persons” were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the Company’s outstanding common stock, other than those set forth above, as of September 7, 2012:

	Amount and Nature of
	Beneficial Ownership in
	J.W. Mays, Inc.	Percent of Class
Lillian Goldman Marital Trust	271,200 (1)	13.45%
c/o Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

Estate of Lillian Goldman	182,800 (2)	9.07%
640 Fifth Avenue
New York, New York 10019
____________________

(1)	The number of shares shown above has been obtained from Amendment No. 10 to Schedule 13D, the most recent amendment which was dated January 10, 2011, as filed with the U.S. Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman and Louisa Little as trustees of the Lillian Goldman Marital Trust.

(2)	The number of shares shown above has been obtained from Amendment No. 10 to Schedule 13D, the most recent amendment which was dated January 10, 2011, as filed with the U.S. Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman, Amy P. Goldman and Diane Goldman Kemper as Co-Executors of the Estate of Lillian Goldman.

CORPORATE GOVERNANCE.

     All of the nominees are presently directors of the Company. The five nominees will be elected to hold office for the ensuing year or until their respective successors are elected and qualified. Of the five nominees, Messrs. Robert L. Ecker, Dean L. Ryder and Jack Schwartz are independent as defined in the U.S. Securities and Exchange Commission SEC Rules and Regulations (including those contained in the Sarbanes-Oxley Act of 2002) and NASDAQ Market Place Rules. In making such determinations, there were no transactions, relationships or arrangements not disclosed in our SEC filings to be considered by the Board of Directors in determining whether the director was independent.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT.

Board Leadership Structure.

     The current Board Chairman, Lloyd J. Shulman, is also the current President and Chief Executive Officer of the Company. The Company believes that the Company’s current model of the combined Chairman/Chief Executive Officer role is the appropriate leadership structure for the Company at this time. The combined Chairman/Chief Executive Officer model is a leadership model that has served our shareholders well since the inception of the Company.

     The Company believes the combined Chairman/Chief Executive Officer position has certain advantages over other board leadership structures, such as having a non-executive Chairman of the Board. The Company’s present structure continues to best meet its current needs, including:

     Efficient communication between management and the Board;

     Clarity for the Company’s stockholders on corporate leadership and accountability; and

The Chairman of the Board possessing the best knowledge of the Company’s strategy, operations and financial condition.

Risk Oversight.

     A fundamental tenet of the Company’s risk management process is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The entire Board of Directors’ involvement in helping to set the Company’s business strategy is an important aspect of its assessment of management’s tolerance for risk and its determination of the appropriate level of risk for the Company. The Board of Directors oversees investment risk facing the Company by reviewing monthly reports from management of the Company’s investments, and at quarterly meetings or more frequently, if needed, of the Company’s real estate matters. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk by providing oversight of the quality and integrity of the Company’s financial reporting and internal controls (including working with the Company’s independent auditors), as well as the Company’s compliance with legal and regulatory requirements. The Company’s Executive Compensation Committee reviews the Company’s compensation policies and practices to help ensure there is a closer relationship between compensation levels, on the one hand, and corporate performance and return to stockholders, on the other hand. The Executive Compensation Committee and the full board have reviewed our compensation program and have concluded that it does not encourage excessive risk-taking.

     With respect to the Company’s compensation plans and programs, the Executive Compensation Committee structures such plans and programs to balance risk and reward, while mitigating the incentive for excessive risk-taking by the Company’s executive officers and employees. The Executive Compensation Committee has concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

MINIMUM QUALIFICATIONS.

     The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s By-Laws. A candidate also must meet independence requirements contained in various rules and regulations, including the Sarbanes-Oxley Act of 2002 and those of the NASDAQ Stock Market and FINRA.

     The Nominating Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, investing funds, banking, business operations and judgment, and real estate industry knowledge.

     In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

DIRECTOR NOMINATION PROCESS.

     The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

     For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of, and business dealings with, the committee members and other members of the Board of Directors. The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below.

     In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will review the individual’s background and will interview the candidate.

Proposal to Fix the Number of Directors at Five

     Directors are to be elected to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. The By-Laws provide that, prior to the election of directors at each Annual Meeting of Shareholders, the number of directors to be elected at such meeting for the ensuing year shall be fixed by the shareholders by a majority vote of the shares represented at the meeting in person or by proxy within the limits fixed by the Certificate of Incorporation which provides for a minimum of three and a maximum of eleven. The Board of Directors recommends the election of five directors and, except as discussed below, all proxies received pursuant to this solicitation will be voted for that number of directors. The affirmative vote of a majority of the shares represented in person or by proxy is required to fix the number of directors at five.

Information Concerning Nominees for Election as Directors

     It is intended that proxies received pursuant to this solicitation will be voted for the election of the following nominees, unless for any reason any such nominee shall not be available for election, in which event the proxies will be voted in favor of the remainder of those nominated, and may be voted for substitute nominees in place of those who are not candidates or to reduce (but not below three) the number of directors to be elected. Each of the nominees has consented to serve as a director, if elected, and it is contemplated that all of the nominees will be available for election as directors.

     The following information is given as of September 7, 2012 with respect to each nominee for election as a director. Such information has been furnished by the nominees. The information shows their respective ages, the positions and offices held with the Company, the period served as a director, their relevant business experience, including their principal occupations and employment during that period, their direct beneficial ownership and percentage of the

Company’s outstanding shares owned [excluding shares which may be deemed to be beneficially owned as set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” (pages 1 to 3)], and other directorships in public companies. However, none of the directors is a director of another public company.

     The name, age, principal occupation, other business affiliations, and certain other information concerning each nominee for election as a director of the Company is set forth below.

Robert L. Ecker, 55

     Mr. Ecker was elected as a director of the Company in November, 2011. Mr. Ecker is admitted to the New York and New Jersey Bars and is also licensed as a Certified Public Accountant. Additionally, he holds a Masters of Law in Taxation (L.L.M.). Mr. Ecker has practiced law for the past twenty-five years and has extensive experience in business, tax and real estate matters and is a founding partner in the law firm of Ecker, Ecker & Associates, LLP, located in Armonk, New York. Mr. Ecker is a former member of the Board of Directors of the New York State Society of Certified Public Accountants and the Estate Planning Council, Westchester County, as well as a past President of the Westchester Chapter of the New York State Society of Certified Public Accountants.

Mark S. Greenblatt, 58

     Mr. Greenblatt was elected as a director of the Company in August, 2003. Mr. Greenblatt is licensed as a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, and has worked for the Company for more than thirty years. Mr. Greenblatt has been the Vice President and Treasurer of the Company since August, 2003; prior to that from August, 2000 to August, 2003, he served as a Vice President and Assistant Treasurer of the Company; and from November, 1987 to August, 2000, he served as the Assistant Treasurer of the Company. Mr. Greenblatt is also a Trustee of the J. W. Mays, Inc. Retirement Plan and Trust. Mr. Greenblatt has extensive experience in the business operations of the Company from a financial, accounting, real estate and operations prospective. Mr. Greenblatt directly owns 202, or .01% shares, of the Company’s outstanding common stock as of September 7, 2012.

Dean L. Ryder, 66

     Mr. Ryder was elected as a director of the Company in November, 1999. He serves as a member of the Audit Committee, the Investment Advisory Committee, the Executive Compensation Committee and the Nominating Committee of the Board.

     In addition to serving on the Company’s Board since 1999, Mr. Ryder serves on the Board of Directors of Putnam County National Bank. He also serves on the Boards of the New York State Bankers Association, the Old Rhinebeck Aerodrome, the American Heart Association, the Town of Kent Industrial Development Authority and Flight Safety International, Inc.

     Mr. Ryder has worked in the banking industry for more than forty years. Since 1994, he has been the President of Putnam County National Bank. His extensive experience in many varied aspects of the banking industry, as well as his experience in being President of a bank and serving on the board of directors of Putnam County National Bank, the Company’s Board and other organizations, has enabled him to be an important contributor to the Board’s decision-making processes, especially in banking and financial services matters. His understanding of various aspects of the lending business has proven invaluable in helping the Company with its banking and borrowing relationships.

Jack Schwartz, 90

     Mr. Schwartz was elected as a director of the Company in November, 1987. He has served as Chairman of the Audit Committee since 1999, and is also a member of the Executive Committee, Investment Advisory Committee, Executive Compensation Committee and Nominating Committee of the Board.

     Mr. Schwartz is a retired banker, having worked for various banks, including the Equitable Federal Savings & Loan Association and the Bowery Savings Bank, from 1949 through 1986 (with an interruption for military service in 1951 and 1952). Mr. Schwartz served as a Branch Manager, Vice President and Treasurer, and Vice President for Public Relations and Community Relations during the period from 1980 to 1986. Mr. Schwartz also served as a Consultant-Public Relations and Community Relations, to The Brooklyn Union Gas Company from 1986 to 1990.

     Mr. Schwartz served as a Naval Officer during World War II and the Korean War, retiring as a Lt. Commander in 1956. Mr. Schwartz’s experience during his career in dealing with people and business as well as his ability to create a consensus among other members of the Board are invaluable traits that he has developed over his long and distinguished business career. Mr. Schwartz directly owns 100, or .005% shares, of the Company’s outstanding common stock as of September 7, 2012.

Lloyd J. Shulman, 70

     Mr. Shulman was elected as a director of the Company in November, 1977. Mr. Shulman has worked for the Company since 1965. Mr. Shulman has been the Chairman of the Board and President, Chief Executive Officer and Chief Operating Officer since November, 1996; Co-Chairman of the Board and President, Chief Executive Officer and Chief Operating Officer from June, 1995 to November, 1996; President and Chief Operating Officer from November, 1978 to June, 1995; and prior to 1978, Senior Vice President of J. W. Mays, Inc. Mr. Shulman is also a Trustee of the J. W. Mays, Inc. Retirement Plan and Trust. Mr. Shulman has extensive experience in leadership and real estate matters, and the operation of the Company, having worked for the Company and in the industry for more than forty years. Mr. Shulman directly owns 46,098, or 2.28% shares and is the beneficial owner of 265,785.64, or 13.19% shares for a total of 311,883.64, or 15.47% shares, of the Company’s outstanding common stock as of September 7, 2012.

Board of Directors Meetings and Committees

     The Board of Directors of the Company holds regular quarterly meetings to review significant developments affecting the Company and to act on matters requiring Board approval. During fiscal 2012, the Board held four regular meetings and one special meeting. The Company has established various Committees including an Executive Committee, an Audit Committee, an Investment Advisory Committee, an Executive Compensation Committee, a Disclosure Committee and a Nominating Committee.

     The Board has determined that all members of each of the Audit, Executive Compensation, and Nominating Committees are independent as defined under NASDAQ rules, and, in the case of all members of the Audit Committee, that they meet the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Executive Committee

     This Committee, during fiscal 2012, consisted of Lloyd J. Shulman (Chairman), Dean L. Ryder, and Jack Schwartz. This Committee may exercise all the powers of the Board when it is not in session, except as otherwise provided in a resolution, by statute or By-Law. This Committee did not meet during fiscal 2012.

Audit Committee

     This Committee, during fiscal 2012, consisted of the following “independent” non-employee members of the Board: Jack Schwartz (Chairman), Dean L. Ryder, and Robert L. Ecker. We have determined that each of Dean L. Ryder and Robert L. Ecker qualify as an “audit committee financial expert” under applicable SEC and NASDAQ rules and regulations. The Company’s Board has approved an Audit Committee Charter.

     The Audit Committee, which met five times during fiscal 2012, is responsible for such matters as recommending to the Board of Directors a firm of independent registered auditors to be retained for the ensuing year by the Company and its subsidiaries, reviewing the scope and results of annual audits, reviewing the auditors’ recommendations to management and the response of management to such recommendations, the internal audit reports, and the adequacy of financial and accounting control mechanisms employed by the Company. The Committee also reviews and approves any non-audit related services rendered to the Company and its subsidiaries by the independent registered public accounting firm, including their fees. The Committee is prepared to meet at any time upon request of the independent registered public accounting firm to review any special situation arising in relation to any of the foregoing subjects.

Investment Advisory Committee

     This Committee, during fiscal 2012, consisted of the entire Board of which Lloyd J. Shulman is Chairman. The Committee meets as necessary on the call of the Chairman. The Committee met twice during fiscal 2012. The Committee reviews and makes recommendations concerning the investment choices available with safety of principal, high yields and liquidity as the prime objectives.

Executive Compensation Committee

     This Committee, during fiscal 2012, consisted of Dean L. Ryder, Jack Schwartz, and Robert L. Ecker, all “independent” non-employee directors. The Committee recommends to the Board the establishment and modification of executive compensation plans and programs. It considers and recommends to the Board remuneration arrangements for the Chief Executive Officer, as well as the compensation for the other executive officers. The Committee met once during fiscal 2012.

     Each director attended 100% of the aggregate meetings of the Board and the Committees (if a member thereof) held during fiscal 2012 except Lewis D. Siegel who attended 50% of the meetings while he was a director.

Disclosure Committee

     This Committee was formed March 19, 2003 and consists of Lance D. Myers (Special Counsel), Mark S. Greenblatt (Vice President and Treasurer) and Ward N. Lyke, Jr. (Vice President and Assistant Treasurer). The Committee reviews all financial reports and other required disclosures, assesses the materiality of information and ensures that internal controls are sufficient before the reports are submitted to the Audit Committee for final review prior to the filing with the Securities and Exchange Commission. The Committee met four times during fiscal 2012. The Company’s Board has approved a Disclosure Committee Charter.

Nominating Committee

     This Committee was formed October 12, 2004 and, during fiscal 2012, consisted of Dean L. Ryder, Jack Schwartz, and Robert L. Ecker, all “independent” non-employee directors. The Nominating Committee will assist the Board in the selection of Board members. The Company’s Board has approved a Nominating Committee Charter.

EXECUTIVE COMPENSATION

Overview

     The Executive Compensation Committee of the Board of Directors is responsible for developing and determining the Company’s executive compensation policies and administering the Company’s executive compensation plans. Additionally, the Executive Compensation Committee determines the compensation to be paid to the principal executive officer and the principal financial officer of the Company as well as other key employees (such executives who served during the fiscal year ended July 31, 2012 are hereinafter referred to as “named executive officers”).

Compensation Philosophy and Objectives

     The Executive Compensation Committee considers the ultimate objective of an executive compensation program to be in the creation of stockholder value. An effective executive compensation program pursues this objective by (i) aligning each executive officer’s interests with those of stockholders by rewarding each executive officer based on the Company’s performance and (ii) insuring the Company’s continued ability to hire and retain superior employees in key positions by insuring that compensation provided to such employees remains competitive with the compensation paid to employees with similar responsibilities and experience working for companies of comparable size, capitalization, and complexity.

Determination of Compensation Awards

     The Executive Compensation Committee has the primary authority to determine the compensation awards available to the named executive officers other than the Company’s Chief Executive Officer (with respect to whom it has sole authority). To assist the Executive Compensation Committee in making such determinations, the Chief Executive Officer conducts an annual performance review with each of the named executive officers other than himself in which each such officer provides the Chief Executive Officer with input about his or her contributions to the Company’s business during the given fiscal year. Subsequently, the Chief Executive Officer provides compensation recommendations to the Executive Compensation Committee regarding each of such officers.

     The Executive Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its determination. During this review, the Executive Compensation Committee considers the Company’s performance in the following categories: the performance of the Common Stock, the achievement of agreed upon objectives such as increased rental revenues, and other business performance improvements.

     The Company’s management reviews the compensation of all salaried employees on an annual basis, taking into consideration job responsibility, performance and the Company’s success. The day-to-day design and administration of health, welfare and paid time-off plans and policies to all employees, other than those employees covered under a collective bargaining agreement, are handled by the Company’s management.

     The Company does not believe that there are any risks arising from its compensation policies and practices for its employees that are likely to have a material adverse effect on the Company.

Base Salary

     Salary levels for the Company’s executive officers are established principally on the basis of the executive’s position. In each case, consideration is given both to the personal factors such as the individual’s record and the responsibility associated with the position, and the prevailing conditions in the geographic area where the executive’s services are performed.

     The Executive Compensation Committee recognized the changing real estate market but believes executive officers’ base salaries, approved by the Board, are at or below competitive base salary levels.

     The Executive Compensation Committee in determining future base salary increases will consider the Company’s performance under the then existing conditions and the then competitive conditions in the labor market.

     The Company has no incentive compensation programs or stock option plans.

Retirement Plan

     The Board of Directors adopted The J. W. Mays, Inc. Retirement Plan and Trust (“Plan”) effective August 1, 1991. The Board of Directors believes that the Plan will strengthen the ability of the Company to attract and retain employees (exclusive of those employees covered by a collective bargaining agreement) and increase such individuals’ incentive to contribute to the Company’s future success.

     The Company’s contribution to the Plan is an amount equal to 15% of each participant’s compensation plus 5.7% of each participant’s compensation in excess of the contribution and benefit base in effect under Section 230 of the Social Security Act for each year, subject to a compensation limit of $245,000.

Other Benefits

     The Company provides the named executive officers with medical insurance, life insurance and disability benefits that are generally made available to the Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to compensation earned by the named executive officers:

							Change in
							Pension
							Value and
						Non-Equity	Non-qualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Lloyd J. Shulman	2012	$308,308	$—	$—	$—	$—	$44,594	$—	$352,902
Chairman of	2011	287,539	—	—	—	—	44,627	—	332,166
the Board and	2010	274,725	—	—	—	—	44,627	—	319,352
President, Chief
Executive Officer
and Chief
Operating Officer

Mark S. Greenblatt	2012	265,863	25,000	—	—	—	44,594	—	335,457
Vice President	2011	245,228	23,500	—	—	—	44,627	—	313,355
and Treasurer	2010	229,547	37,000	—	—	—	44,627	—	311,174

Ward N. Lyke, Jr.	2012	195,077	18,000	—	—	—	38,019	—	251,096
Vice President	2011	185,286	18,000	—	—	—	35,854	—	239,140
and Assistant	2010	178,868	17,600	—	—	—	34,465	—	230,933
Treasurer

George Silva	2012	187,039	20,000	—	—	—	36,769	—	243,808
Vice President—	2011	172,640	18,000	—	—	—	33,227	—	223,867
Operations	2010	161,387	30,500	—	—	—	33,505	—	225,392

EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS

     Each of the above executives received a three-year employment agreement, subject to earlier termination, which became effective August 1, 2005. The employment contracts were extended for an additional three-year period, effective August 1, 2008 and further extended for an additional three-year period effective August 1, 2011. The base annual salary during the first year of the most recently extended period is as follows: Lloyd J. Shulman $294,000; Mark S. Greenblatt $251,000; Ward N. Lyke, Jr. $188,000; George Silva $177,000. Each executive is entitled to increases and an annual bonus as determined by the Board of Directors. Each executive officer is restricted from competing with the Company, inducing any person employed by the Company to join a competitor, or using the confidential information in a manner adverse to the Company during his term of employment and for a period of 24 months following termination of his employment. The geographic scope of the restrictive covenant is a fifteen (15) mile radius of the then principal place of business of the Company. Each executive officer will continue to be paid his compensation even if he becomes permanently disabled (as such term is defined in the employment agreement).

COMPENSATION OF DIRECTORS

     A director who is an employee of the Company is not compensated for services as a member of the Board of Directors or any committee thereof. In 2012, Directors who were not employees received (i) a cash retainer of $4,000 per quarter; (ii) a fee of $1,800 for each meeting of the Board of Directors; (iii) a fee of $1,200 for each Audit Committee meeting attended; (iv) a fee of $600 for each Executive Compensation Committee, each Executive Committee and each Nominating Committee meeting attended; and (v) a fee of $600 for each Investment Advisory Committee meeting attended. The Audit Committee Chairman receives an additional $1,000 per meeting. Each non-employee director also receives an annual expense allowance of $500, payable $125 quarterly.

     The following table sets forth information with respect to compensation earned by or awarded to each director of the Company who is not a named executive officer and who served on the Board of Directors during the fiscal year ended July 31, 2012.

					Change in
					Pension Value
					and
	Fees				Non-qualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation
Name	($)	($)	($)	($)	($)	($)	Total
Robert L. Ecker	$23,075	$—	$—	$—	$—	$—	$23,075
Dean L. Ryder	33,200	—	—	—	—	—	33,200
Jack Schwartz	38,200	—	—	—	—	—	38,200
Lewis D. Siegel (1)	10,125	—	—	—	—	—	10,125
____________________

(1)	Resigned effective October 7, 2011.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended July 31, 2012, the Executive Compensation Committee was comprised only of non-employee independent directors. There were no interlocks or other relationships among the Company’s executive officers and directors that are required to be disclosed under applicable executive compensation disclosure regulations.

EXECUTIVE COMPENSATION COMMITTEE REPORT

     The Executive Compensation Committee of the Board oversees our compensation program on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Executive Compensation Committee reviewed and discussed with management the Executive Compensation Discussion and Analysis set forth in the Company’s Annual Report on Form 10-K, and this Proxy Statement. In reliance on the review and discussions referred to above, the Executive Compensation Committee recommended to the Board of Directors that the Executive Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K, and this Proxy Statement.

     Executive Compensation Committee:

Robert L. Ecker
Dean L. Ryder
Jack Schwartz

POLICY FOR HIRING FORMER EMPLOYEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Company has instituted a policy that it will not hire a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position who was employed by its independent registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of potential hiring.

REPORT OF THE AUDIT COMMITTEE

     As required by the applicable regulations adopted by the Securities and Exchange Commission covering audit committees, the following matters have been complied with by the Audit Committee: The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with D’Arcangelo & Co., LLP the independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as such may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from D’Arcangelo & Co., LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as amended and adopted by the PCAOB Rule 3200T, Communication With Audit Committees. In addition, the Audit Committee has received from the independent auditors the written disclosures required by the PCAOB Rule 3526, Communication with Audit Committees Concerning Independence and by applicable requirements of the Public Company Accounting Oversight Board, and has discussed with D’Arcangelo & Co., LLP the independent registered public accounting firm’s independence from the Company and its management. Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K through incorporation by reference in the Company’s Annual Report to Shareholders for the fiscal year ended July 31, 2012.

     Under the terms of its charter, the Audit Committee approves fees paid by the Company to the independent registered public accounting firm. For the fiscal year ended July 31, 2012, the Company paid the following fees to D’Arcangelo & Co., LLP:

Audit fees	$126,527
Financial information system design and implementation fees	None
All other fees—(includes tax and accounting consulting services)	21,970
Total Fees	$148,497

     The Audit Committee of the Board of Directors has considered whether the non-audit services rendered by the independent registered public accounting firm are compatible with an auditor maintaining its independence. The Audit Committee has determined that the rendering of such services is compatible with D’Arcangelo & Co., LLP maintaining its independence. Attached to this Proxy Statement as Appendix A is the Company’s Audit Committee Charter.

     Audit Committee:

Jack Schwartz, Chairman
Robert L. Ecker
Dean L. Ryder

     The materials referred to above under “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement of incorporation by reference in any filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

BOARD INTERLOCKS AND INSIDER PARTICIPATION

     Lloyd J. Shulman, a member of the Board of the Company, serves as an officer and director of Weinstein Enterprises, Inc., which is the beneficial owner of 45.16% of the outstanding common stock of the Company through its wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp., which directly owns 33.24% of the outstanding common stock of the Company and (ii) Celwyn Company, Inc., which directly owns 11.92% of the outstanding common stock of the Company. Lloyd J. Shulman also serves as an officer and director of Gailoyd Enterprises Corp. and of Celwyn Company, Inc. Mr. Shulman also serves as an officer and director of J. Weinstein Foundation, Inc., which is the beneficial owner of 6.97% of the outstanding common stock of the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Subject to ratification by the shareholders, the Board of Directors of the Company, on the recommendation of the Audit Committee, has selected D’Arcangelo & Co., LLP as the independent registered public accounting firm, to examine the financial statements of the Company and its subsidiaries for the fiscal year ending July 31, 2013. This firm first became the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ended July 31, 1996. D’Arcangelo & Co., LLP has no direct or indirect financial interest in the Company.

     If the selection of D’Arcangelo & Co., LLP is not ratified by the shareholders, or if after ratification, that firm for any reason becomes unable or ineligible to serve, the selection of other independent auditors will be considered by the Audit Committee and the Board. Representatives of the independent registered public accounting firm are expected to be present at the annual meeting with the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

CERTAIN TRANSACTIONS

     During fiscal 2012, the Company paid Enterprises total rentals of $825,000 for leases on which two of the Company’s real estate properties are located. The Company paid a beneficial owner of greater than 10% of the outstanding common stock of the Company, interest of $50,000 on an unsecured note. In the opinion of the Company, the rentals paid to Enterprises and the interest paid to the beneficial owner are no more favorable than would be payable for comparable properties, mortgages and loans, respectively, in arms-length transactions with non-affiliated parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and any persons who own more than 10% of the Company’s stock, to file reports of ownership and changes in ownership of J.W. Mays, Inc. stock with the U.S. Securities and Exchange Commission.

     The Company believes that during the fiscal year ended July 31, 2012, all Section 16(a) filings applicable to its executive officers, directors and greater than 10% beneficial owners affiliated with the Company were timely made.

BACKGROUND

     The Company discontinued the retail department store segment of its operations on January 3, 1989. The Company has continued its real estate operations, including but not limited to the sale/purchase and/or lease of properties, as conducted prior to the discontinuance of its retail department store segment.

OTHER INFORMATION

     Effective September 13, 2012, the Company renewed its directors and officers liability insurance policy in the aggregate amount of $5 million. The policy expires September 13, 2013. The insurer is the Illinois National Insurance Company. No sums have been paid under any directors and officers liability insurance policy.

     The Board of Directors is not aware, at the date hereof, of any other matter to be presented which is a proper subject for action by the shareholders at the meeting. If any other matter comes before the meeting, it is intended that the persons named in the accompanying form of proxy will vote thereon at their discretion.

METHOD AND COST OF SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, employees of the Company may request the return of proxies personally, by telephone or other electronic means if proxies are not received promptly and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals, and the Company will reimburse them, on request, for their reasonable out-of-pocket expenses.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE YEAR 2013 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders for 2013 must be received at the Company’s executive offices for inclusion in its Proxy Statement and form of proxy relating to that meeting no later than the close of business June 10, 2013.

ANNUAL REPORT

     The Company’s Annual Report to Shareholders for the fiscal year ended July 31, 2012, which is not a part of this Proxy Statement and is not proxy soliciting material, accompanies this Proxy Statement.

     Copies of the Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Shareholders are available at: http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=03443

By order of the Board of Directors,

SALVATORE CAPPUZZO Secretary

Dated: Brooklyn, New York
October 9, 2012

APPENDIX - A

J. W. Mays, Inc.
Audit Committee Charter

PURPOSE

     The Audit Committee is appointed by the Board of Directors (the “Board”) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function, if any, and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the U.S. Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Financial Industry Regulatory Authority, the SEC and the National Association of Securities Dealers, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission.

     The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all audit and non-audit services and shall approve all engagement fees and terms. The Audit Committee shall consult with management but shall not delegate these responsibilities.

     The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall meet as often as it determines, but not less frequently than two times each year. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, any internal auditors and the independent auditor in separate executive sessions.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in management’s discussion and analysis and the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Discuss with management and the Company’s independent auditor:

(a) All significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

Review disclosures made to the Audit Committee by the Company’s CEO and CFO in connection with their certification of the foregoing for the Form 10-K and Form 10-Q.

5.	Discuss with management the Company’s earnings press releases.

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a) The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, any internal auditors or management;

(b) The management letter provided by the independent auditor and the Company’s response to that letter; and

(c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Discuss with the independent auditors the matters required to be discussed by Section 10A(k) of the Exchange Act, as follows:

(a) All critical accounting policies and practices to be used;

(b) All alternative treatments of financial information, if any, within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

(c) Other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

OVERSIGHT OF THE COMPANY’S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

10.	Review and evaluate the lead partner of the independent auditor team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and any internal auditor. The Audit Committee shall present its conclusions with respect to any internal auditor to the Board.

12.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

13.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

15.	Obtain from the independent auditor assurance that Section 10A(b) (Required Response to Audit Committees – Illegal Acts) of the Exchange Act has not been implicated.

16.	Obtain reports from management, any senior internal auditing executive and the independent auditor that the Company and its subsidiary/affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct.

17.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

18.	Discuss with the Company’s chief legal officer (whether in-house or outside counsel) legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

COMPLAINTS

19.	Establish procedures for:

	(a)	The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

	(b)	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

LIMITATION OF AUDIT COMMITTEE’S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. The Audit Committee’s role is to make certain that management (including the internal auditor) and the independent auditor act in a manner required to fulfill their responsibilities.

     The Company has filed the required certifications with The Nasdaq Stock Market, Inc. for (1) Compliance with the Audit Committee charter requirement, and (2) Compliance with the Audit Committee structure and composition requirements.

ANNUAL MEETING OF SHAREHOLDERS OF

J. W. MAYS, INC.

November 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=03443

Please mark, sign, date and
mail your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Directors:		FOR	AGAINST	ABSTAIN
2. Proposal to fix the number of directors to be elected at five.

3. To ratify the appointment of D’Arcangelo & Co., LLP, as the Company’s independent auditors for the Company’s fiscal year ending July 31, 2013.

NOMINEES:
FOR ALL NOMINEES	O Robert L Ecker O Mark S. Greenblatt O Dean L. Ryder O Jack Schwartz O Lloyd J. Shulman

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)

4. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN, AND DATE BELOW AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:

Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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J. W. MAYS, INC.

PROXY
ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 20, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of J. W. MAYS, INC. (the “Company”) to be held November 20, 2012 and the related proxy statement; (b) appoints LLOYD J. SHULMAN, MARK S. GREENBLATT and WARD N. LYKE, JR. and each of them, attorneys and proxies, with full power of substitution in each, for and on behalf of the undersigned, to vote at the Annual Meeting of Shareholders of J. W. MAYS, INC. to be held November 20, 2012 (including any adjournment thereof) the number of shares of common stock that the undersigned is entitled to vote and with all powers the undersigned would possess if personally present, as specified with respect to the matters described in the accompanying Proxy Statement dated October 9, 2012 and upon such other matters as may properly come before such meeting; and (c) revokes any proxies previously given.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3. THE PROXIES WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN ITEM 4 ON THE REVERSE SIDE.

(Continued and to be marked, signed, and dated on the reverse side)

■	14475 ■